UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1411 Broadway
16th Floor
New York, NY 10018

(Address of principal executive offices)
(646) 661-7600
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant.
(a)    Dismissal of Independent Registered Public Accounting Firm.
On September 28, 2021, Ascend Wellness Holdings, Inc. (the “Company”) notified Marcum LLP (“Marcum”) that it was being dismissed as the Company’s independent registered public accounting firm effective September 28, 2021. The decision to dismiss Marcum as the Company’s independent registered public accounting firm was recommended by the Company’s audit committee (the “Audit Committee”) and approved by the Company’s board of directors (the “Board”).
Marcum’s reports on the consolidated financial statements of Ascend Wellness Holdings, LLC as of and for the years ended December 31, 2020, and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the two fiscal years ended December 31, 2020, and the subsequent interim periods through September 28, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports; or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except certain material weaknesses in the Company’s internal control over financial reporting, as discussed in the Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021.
The Company provided Marcum with the disclosures under this Item 4.01 of Form 8-K and requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 of Form 8-K and, if not, stating the respects in which it does not agree. Marcum’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b)    Appointment of New Independent Registered Public Accounting Firm.
On September 28, 2021, the Board approved, on the recommendation by the Audit Committee, the appointment of Macias Gini and O’Connell LLP (“MGO”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021, effective immediately. During the Company’s two most recent fiscal years ended December 31, 2020, and 2019, and the subsequent interim periods through September 28, 2021, neither the Company nor anyone acting on its behalf consulted with MGO with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and MGO did not provide either a written report or oral advice to the Company that MGO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
16.1	Letter of Marcum LLP dated October 1, 2021 to the SEC regarding statements included in this Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.
October 1, 2021	/s/ Daniel Neville
Daniel Neville Chief Financial Officer (Principal Financial Officer)
2